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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2000


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF FEBRUARY 1, 2000, PROVIDING FOR THE ISSUANCE
      OF FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-LB1)


                 Salomon Brothers Mortgage Securities VII, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                333-84249                   13-3439681
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                               10013
------------------                                               -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 723-8604
                                                     --------------





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                                       -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On February 23, 2000, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2000-LB1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2000 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Long Beach") and Norwest Bank Minnesota, National Association as trustee. The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates", the "Class M-2 Certificates", the "Class M-3 Certificates", the "Class CE Certificates", the "Class P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed-rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $765,082,000 as of February 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated February 23, 2000, between Long Beach and the Depositor. The Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, and the Class M-3 Certificates (collectively, the "Underwritten Certificates") were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated February 23, 2000, between the Depositor and the Underwriter.

                  The Underwritten Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated February 23, 2000, and the Prospectus, dated November 8, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.





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                                       -3-



                     Initial Certificate Principal
Class               Balance or Percentage Interest           Pass-Through Rate
-----               ------------------------------           -----------------
  A                        $645,109,000.00                       Variable
 M-1                        $47,203,000.00                       Variable
 M-2                        $41,302,000.00                       Variable
 M-3                        $31,468,000.00                         7.00%
 CE                         $21,636,342.75                       Variable
  P                                $100.00                       Variable
 R-I                                100.00 %                        N/A
R-II                                100.00 %                        N/A
R-III                               100.00 %                        N/A


Item 7.  Financial Statements and Exhibits
         ---------------------------------

                 (a)      Not applicable

                 (b)      Not applicable

                 (c)      Exhibits


                  Exhibit No.                             Description
                  -----------                             -----------

                      4.1 Pooling and Servicing Agreement,, dated as of February 1, 2000, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Long Beach Mortgage Company as master servicer and Norwest Bank Minnesota, National Association as trustee relating to the Series 2000-LB1 Certificates.




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                                       -4-


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 23, 2000

                                          SALOMON BROTHERS MORTGAGE
                                          SECURITIES VII, INC.



                                          By: /s/ Matthew R. Bollo
                                              ----------------------------------
                                          Name:   Matthew R. Bollow
                                          Title:  Assistant Vice President





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                                Index to Exhibits
                                -----------------



       Exhibit No.                                  Description
       -----------                                  -----------
           4.1 Pooling and Servicing Agreement,, dated as of February 1, 2000, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Long Beach Mortgage Company as master servicer and Norwest Bank Minnesota, National Association as trustee relating to the Series 2000-LB1 Certificates.